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                                                                    EXHIBIT 23.4


                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

         We hereby consent to the incorporation by reference of our name in the Annual Report on Form 10-K of Seagull Energy Corporation and subsidiaries (the "Company") for the year ended December 31, 1995 into the Company's Registration Statement on Form S-8, to which this consent is an exhibit.



                                   /s/  RYDER SCOTT COMPANY PETROLEUM ENGINEERS

                                   Ryder Scott Company Petroleum Engineers
                                   Houston, Texas
                                   October 3, 1996